UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2006



                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-18267                 59-2501025
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No.)


20 Ketchum Street, Westport, CT                                  06880
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:           (203) 226-4447
                                                          ----------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On April 7, 2006, the management of NCT Group, Inc. ("NCT" or "we") concluded that we should restate our previously issued audited consolidated financial statements contained in our Annual Report on Form 10-K/A for the year ended December 31, 2004 and our previously issued unaudited condensed consolidated financial statements contained in our Quarterly Reports on Form 10-Q or Form 10-Q/A for the three months ended March 31, June 30 and September 30, 2005. On April 13, 2006, the Audit Committee of our Board of Directors met and discussed this matter with management and our independent registered public accounting firm, Eisner LLP, and concurred with management's conclusion.

     During our fiscal 2005 audit, we determined that the method we used to account for certain options, warrants and other convertible equity instruments with freestanding derivatives or embedded derivative features was not in accordance with the requirements of the Financial Accounting Standards Board's Emerging Issue Task Force Issue No. 00-19, "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock." We had previously classified options and warrants to purchase stock and certain other convertible equity instruments as equity. Because at December 31, 2005 (and earlier balance sheet dates), we could not be sure that we had adequate authorized shares of common stock for the conversion or exercise of all outstanding instruments (due, in part, to certain conversion rates which vary with the fair value of our common stock), EITF No. 00-19 requires us to classify these instruments as liabilities. Therefore, we are required to record the fair value of the options and warrants, embedded derivatives and certain of our preferred stock at fair value on our consolidated balance sheets. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded liabilities and the corresponding gain or loss will be recorded in our consolidated statements of operations. At the date of the conversion of each respective instrument or portion thereof (or exercise of the options or warrants or portion thereof, as the case may be), the corresponding liability will be reclassified as equity.

     Because we have concluded that our previously filed consolidated financial statements noted above should be revised to make the changes discussed above, investors should no longer rely upon our consolidated financial statements for the year ended December 31, 2004, the three months ended March 31, 2005, the three or six months ended June 30, 2005, or the three or nine months ended September 30, 2005.

     The changes noted above are all non-cash and will have no net effect on the previously reported amounts of net cash used in operations for any of the periods noted above.

     We intend to file amendments to our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 as soon as practicable.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:   April 17, 2006


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